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                                                                    EXHIBIT-10.9

                                                      Form of Transmittal Letter
                                                  to the Shareholders of Lexford

                            FORM OF INVESTMENT LETTER



Cardinal Realty Services, Inc.
6954 Americana Parkway
Reynoldsburg, Ohio  43068

Ladies and Gentlemen:

         The undersigned is a holder of shares of Common Stock, par value $1.00 per share ("Company Common Stock"), of Lexford Properties, Inc. a Texas corporation (the "Company"). The undersigned will receive shares of common stock, without par value ("Parent Common Stock"), of Cardinal Realty Services, Inc., an Ohio corporation ("Parent"), in connection with the merger of Rexflor Acquisition Corporation, an Ohio corporation and a wholly owned subsidiary of Parent ("Sub"), with and into the Company, with the Company continuing as the surviving corporation (the "Merger").

         The undersigned acknowledges and understands that the shares of Parent Common Stock to be received by the undersigned in exchange for shares of Company Common Stock pursuant to the Merger (the "Merger Shares") have not been registered under the Securities Act of 1933, as amended (the "Act"), or the securities laws of any state and that the Merger Shares are "restricted securities" as defined in Rule 144 promulgated under the Act. The undersigned further acknowledges that the undersigned is fully aware of the applicable limitations on the resale of the Merger Shares.

         The undersigned acknowledges that he/she has had an opportunity to ask questions of and receive answers from duly designated representatives of Parent concerning the terms and conditions pursuant to which the Merger Shares will be acquired. The undersigned acknowledges that he/she has been afforded an opportunity to examine such documents (including, without limitation, all forms, reports, schedules, statements and other documents required to be filed by Parent with the Securities and Exchange Commission (the "Commission") pursuant to Section 13 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), since January 1, 1993, and other information which the undersigned has requested for the purpose of verifying the information set forth in the documents referred to above.

         By reason of the undersigned's knowledge and experience in financial and business matters in general, and investments in particular, the undersigned is capable of evaluating the merits and risks of the acquisition of the Merger Shares.

         The undersigned's present financial condition is such that the undersigned is under no present or contemplated future need to dispose of any portion of the Merger Shares to satisfy any existing or contemplated undertaking, need or indebtedness.

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                                       136



         The undersigned acknowledges that he/she may be deemed an "affiliate" of the Company as the term "affiliate" is defined for purposes of paragraphs (c) and (d) of Rule 145 promulgated under the Act. Execution of this Letter Agreement by the undersigned should not be construed as an admission of "affiliate" status or as a waiver of any rights the undersigned may have to object to any claim that the undersigned is such an affiliate on or after the date of this Letter Agreement.

         If in fact the undersigned were deemed to be an affiliate of the Company under the Act, the undersigned's ability to sell, transfer or otherwise dispose of any Merger Shares may be further restricted unless such transaction is registered under the Act or an exemption from such registration is available. The undersigned understands that such exemptions are limited and has obtained advice of counsel as to the nature and conditions of such exemptions, including information with respect to the applicability of Rules 144 and 145(d) to the resale of such securities.

         The undersigned hereby represents to and covenants with Parent that he/she will not sell, transfer or otherwise dispose of any Merger Shares except
(i) pursuant to an effective registration statement under the Act, (ii) by a sale made in conformity with the provisions of Rules 144 or 145 or (iii) in a transaction which, in the opinion of independent counsel reasonably satisfactory to Parent or as described in a "no-action" or interpretive letter from the Staff of the Commission, is not required to be registered under the Act.

         The undersigned understands that Parent is under no obligation to register the sale, transfer or other disposition of the Merger Shares by the undersigned or on behalf of the undersigned under the Act except to the limited extent provided in that certain Registration Rights Agreement of even date herewith among the undersigned Parent and the other holders of the Company Common Stock or, except as provided in paragraph A below, to take any other action necessary in order to make compliance with an exemption from such registration available.

         The undersigned also understands that stop transfer instructions will be given to Parent's transfer agents with respect to the Merger Shares issued to the undersigned and that there will be placed on the certificates for the Merger Shares issued to the undersigned, or any substitutions therefor, a legend stating in substance:


         "THE SHARES REPRESENTED BY THIS CERTIFICATE WERE ISSUED IN A TRANSACTION TO WHICH RULE 144 OR 145 PROMULGATED UNDER THE SECURITIES ACT OF 1933 APPLIES. THE SHARES REPRESENTED BY THIS CERTIFICATE MAY ONLY BE TRANSFERRED IN ACCORDANCE WITH THE TERMS OF AN INVESTMENT LETTER AGREEMENT DATED [ ], 1996 BETWEEN THE REGISTERED HOLDER HEREOF AND CARDINAL REALTY SERVICES, INC., A COPY OF WHICH AGREEMENT IS ON FILE AT THE PRINCIPAL OFFICES OF CARDINAL REALTY SERVICES, INC."

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                                       137


         The undersigned also understands that unless a sale or transfer is made in conformity with the provisions of Rules 144 or 145, or pursuant to a registration statement, Parent reserves the right to put the following legend on the certificates issued to the undersigned's transferee:

         "THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 AND WERE ACQUIRED FROM A PERSON WHO RECEIVED SUCH SHARES IN A TRANSACTION TO WHICH RULE 144 OR 145 PROMULGATED UNDER THE SECURITIES ACT OF 1933 APPLIES. THE SHARES HAVE BEEN ACQUIRED BY THE HOLDER NOT WITH A VIEW TO, OR FOR RESALE IN CONNECTION WITH, ANY DISTRIBUTION THEREOF WITHIN THE MEANING OF THE SECURITIES ACT OF 1933 AND MAY NOT BE SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT IN ACCORDANCE WITH AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT OF 1933."

         In the event of a sale of any Merger Shares pursuant to Rules 144 or 145, the undersigned will supply Parent with evidence of compliance with such Rules, in the form of customary seller's and broker's Rule 144 or 145 representation letters or as Parent may otherwise reasonably request. The undersigned understands that Parent may instruct its transfer agent to withhold the transfer of any Merger Shares disposed of by the undersigned in a manner inconsistent with this Letter Agreement.

         The undersigned hereby agrees not to exercise any appraisal rights with respect to the Merger that he/she may have under the Texas Business Corporation Act or any similar law or regulation.

         By Parent's acceptance of this Letter Agreement, Parent hereby agrees with the undersigned as follows:

         A. For so long as and to the extent necessary to permit the undersigned to sell the Merger Shares pursuant to Rules 144 or 145, Parent shall (a) use its reasonable best efforts to (i) file, on a timely basis, all reports and data required to be filed with the Commission by it pursuant to Section 13 of the Exchange Act and (ii) furnish to the undersigned upon request a written statement as to whether Parent has complied with such reporting requirements during the 12 months preceding any proposed sale of the Merger Shares by the undersigned under Rules 144 and 145. Parent has filed all reports required to be filed with the Commission under Section 13 of the Exchange Act during the preceding 12 months.

         B. It is understood and agreed that the legends set forth above shall be removed by delivery of substitute certificates without such legend if such legend is not required for purposes of the Act or this Letter Agreement. It is understood and agreed that such legends and the stop orders referred to above will be removed if (i) the Parent has received either a written opinion of counsel, which opinion and counsel shall be reasonably satisfactory to Parent, or a "no action" letter obtained from the Staff of the Commission, to the effect that the Merger Shares subject thereto may be transferred free of the

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                                       138


restrictions imposed by Rules 144 or 145 under the Act, or (ii) in the event of a sale of the Merger Shares received by the undersigned in the Merger which has been registered under the Act or made in conformity with the provisions of Rules 144 or 145.

         The undersigned acknowledges that he/she has carefully reviewed this Letter Agreement and understands the requirements hereof and the limitations imposed upon the distribution, sale, transfer or other disposition of the Merger Shares.

                                            Very truly yours,

                                            /s/ Eric Madsen
                                                Eric Madsen



Accepted this 1st day of August, 1996, by

CARDINAL REALTY SERVICES, INC.

By: /s/ Mark D. Thompson
- -----------------------------------
        Mark D. Thompson
        Executive Vice President
          of Corporate Acquisitions


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